UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

 SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2012

      MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

              Maryland

       001-33177

      22-1897375

(State or other jurisdiction

(Commission File

(I.R.S. Employer

of incorporation)

Number)

Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North
Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

                                (732) 577-9996

(Registrant’s telephone number, including area code)

                                          Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BA0/306764

Item 1.01. Entry into Material Definitive Agreement.

On April 18, 2012, the Board of Directors (the “Board”) of Monmouth Real Estate Investment Corporation, a Maryland corporation, referred to herein as the Company, approved modifications to the Company’s form of indemnification agreement for its officers and directors. The changes to the form of indemnification agreement include revising the provisions of the standard for indemnification to more closely track the language of the Maryland General Corporation Law, the statute pursuant to which the Company was incorporated, and to make certain procedural changes and clarifications to the current form of agreement. Under both the current indemnification agreement and the agreement as revised, the Company will indemnify directors and officers to the maximum extent permitted under Maryland law.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Form of Indemnification Agreement with Directors and Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Dated: April 23, 2012	By: /s/ Anna T. Chew
Anna T. Chew
Interim Chief Financial Officer and Chief Accounting Officer

BA0/306764